                                                                      Exhibit 24


                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ PATRICK G. RYAN
                                             -------------------
                                             Patrick G. Ryan

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ DANIEL T. CARROLL
                                             ----------------------
                                             Daniel T. Carroll

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ FRANKLIN A. COLE
                                             ---------------------
                                             Franklin A. Cole

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ EDGAR D. JANNOTTA
                                             ---------------------
                                             Edgar D. Jannotta

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ LESTER B. KNIGHT
                                             ---------------------
                                             Lester B. Knight

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                               /s/ PERRY J. LEWIS
                                               -------------------
                                               Perry J. Lewis

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ ANDREW J. McKENNA
                                             ---------------------
                                             Andrew J. McKenna

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                              /s/ NEWTON N. MINOW
                                              ---------------------
                                              Newton N. Minow

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                              /s/ RICHARD C. NOTEBAERT
                                              -------------------------
                                              Richard C. Notebaert

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ MICHAEL D. O'HALLERAN
                                             --------------------------
                                             Michael D. O'Halleran

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                              /s/ DONALD S. PERKINS
                                              ---------------------
                                              Donald S. Perkins

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ JOHN W. ROGERS, JR.
                                             -----------------------
                                             John W. Rogers, Jr.

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ GEORGE A. SCHAEFER
                                             -----------------------
                                             George A. Schaefer

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                                /s/ FRED L. TURNER
                                                -------------------
                                                Fred L. Turner

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ ARNOLD R. WEBER
                                             --------------------
                                             Arnold R. Weber

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ CAROLYN Y. WOO
                                             --------------------
                                             Carolyn Y. Woo

                                  POWER OF ATTORNEY
                                  -----------------

              KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Patrick G. Ryan, Harvey N. Medvin and Raymond I. Skilling, and each of them, with full power to act without the others, his true and lawful attorneys-in-fact and agents, with full and several power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 relating to the registration by Aon Corporation of up to $500 million principal amount of debt securities, preferred stock and common stock and any and all amendments (including post-effective amendments) to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any documents relating to the qualification or registration under state Blue Sky or securities laws of such securities, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

              IN WITNESS WHEREOF, the undersigned has signed his name this 16th day of April, 1999.

                                             /s/ HARVEY N. MEDVIN
                                             ----------------------
                                             Harvey N. Medvin